SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  May 8, 2020

DAVE & BUSTER’S ENTERTAINMENT, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-35664	35-2382255
(State of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

2481 Manana Drive

Dallas TX 75220

(Address of principal executive offices)

Registrant’s telephone number, including area code: (214) 357-9588

Check the appropriate box if the Form 8-K filing is intended to simultaneously satisfy the reporting obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	PLAY	NASDAQ Stock Market LLC
Preferred Stock Purchase Rights	PLAY	NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Section 5 – Corporate Governance and Management

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 8, 2020 the Company appointed John C. Hockin, 50, to its Board of Directors effective immediately. Mr. Hockin will serve on the Compensation Committee and Finance Committee of the Board of Directors.

Mr. Hockin is Managing Director, Public Equity Investing, with Kohlberg Kravis Roberts & Co., a global investment firm with over $200bn of assets under management, serving in this role since April 2015. Previously he was Co-Head of Public Equity Investing at Golden Gate Capital, a San Francisco-based private equity firm with over $12bn in committed capital under management, from 2010 to 2015, Partner at J.H. Whitney & Co., a private equity firm founded in 1946, from 1995 to 2010, and Analyst at Morgan Stanley, a financial holding company providing various financial products and services to corporations, governments, financial instructions and individuals globally, from 1993-1995. He is a graduate of Yale University (B.A. Economics) and Stanford University Graduate School of Business (M.B.A.). He brings skills in leadership, strategy, investments, governance, and finance to the Board.

The Company is not aware of any arrangements or understandings between Mr. Hockin and any other person pursuant to which he was selected as a director. The Company is not aware of any transaction in which Mr. Hockin has an interest requiring disclosure under Item 404(a) of Regulation S-K.

Mr. Hockin declined to be compensated for his service on the Board.

On May 12, 2020, the Company issued a press release announcing the appointment of Mr. Hockin to the Board. A copy of the press release is attached as Exhibit 99.1 and is incorporated by reference herein.

In the press release issued on May 12, 2020, the Company announced Mr. Victor L. Crawford notified the Board that he will be retiring from the Board at the end of his current term due to time limitations. His decision to retire is not as a result of any disagreement with the Company.

Section 9 – Financial Statements and Exhibits.

Item 9.01. Financial Statements and Exhibits.

(d)       Exhibits.

99.1	Press release dated May 12, 2020.

104       Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DAVE &BUSTER'S ENTERTAINMENT, INC.

Date: May 12, 2020	By:	/s/ Robert W. Edmund
Robert W. Edmund
Senior Vice President, General Counsel and Secretary